Goodwill and Other Intangible Assets	12 Months Ended
May 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets.
The Company operates in one reportable segment and evaluates goodwill for impairment at the reporting unit level. Effective September 1, 2011, in connection with the Company’s global reorganization, the Company made changes to its reporting unit structure. The reorganization eliminated three reporting units (U.S. Orthopedics, Sports Medicine and Biologics) and established a new reporting unit (U.S. Reconstructive). The Company formerly had eight, and now has six, identified reporting units for the purpose of testing goodwill for impairment. The reporting units are based on the Company’s current administrative organizational structure and the availability of discrete financial information.
Fiscal Year 2013 Impairment Charges
During the fourth quarter of fiscal year 2013, the Company recorded a $240.0 million goodwill asset impairment charge related to its Europe reporting unit, primarily related to the impact of continued austerity measures on procedural volumes and pricing in certain European countries when compared to the Company’s prior projections used to establish the fair value of goodwill.
During the fourth quarter of fiscal year 2013, the Company finalized a $327.4 million goodwill and definite and indefinite-lived intangible assets impairment charge related to its dental reconstructive reporting unit, primarily due to declining industry market growth rates in certain European and Asia Pacific markets and corresponding unfavorable margin trends when compared to the Company’s prior projections used to establish the fair value of goodwill and intangible assets. The impairment charge was a result of the finalization of the Company’s preliminary impairment work as of November 30, 2012.
Fiscal Year 2012 Impairment Charges

During the fourth quarter of fiscal year 2012, the Company recorded a $529.8 million goodwill and definite and indefinite-lived intangible asset impairment charge primarily associated with its spine & bone healing and dental reconstructive reporting units. As of February 29, 2012, the Company concluded that certain indicators were present that suggested impairment may exist for its dental reconstructive reporting unit’s goodwill and intangible assets. The indicators of impairment in the Company’s dental reconstructive reporting unit included evidence of declining industry market growth rates in certain European and Asia Pacific markets and unfavorable margin trends resulting from change in product mix. The impact of these recent items resulted in management initiating an interim preliminary impairment test as of February 29, 2012. However, the preliminary result of this interim test of impairment for the dental reconstructive reporting unit’s goodwill and intangibles was inconclusive during the third quarter of fiscal year 2012. The Company finalized the impairment test during the fourth quarter of fiscal year 2012. During the annual impairment test, described below, the Company’s spine and bone healing reporting unit failed step one. The indicators were primarily due to growth rate declines as compared to prior assumptions.
Fiscal Year 2011 Impairment Charges

During the fourth quarter of fiscal year 2011, the Company recorded a $941.4 million goodwill and definite and indefinite-lived intangible asset impairment charge primarily associated with its Europe reporting unit. As of February 28, 2011, the Company concluded that certain indicators were present that suggested impairment may exist for its Europe reporting unit’s goodwill and intangibles. The indicators of impairment in the Company’s Europe reporting unit included:

•	recent reductions in revenue growth rates for the reporting unit’s knee and hip products;

•	recent market pressure resulting in reduced average selling prices of the reporting unit’s products;

•	evidence of declining industry market growth rates for many countries; and

•	certain European governments actively pursuing healthcare spend restructuring programs.
The impact of these recent items resulted in management initiating an interim preliminary impairment test as of February 28, 2011. However, the preliminary result of this interim test of impairment for the Europe reporting unit’s goodwill and intangibles was inconclusive during the third quarter of fiscal year 2011. The Company finalized the impairment tests during the fourth quarter of fiscal year 2011.
The Company used the income approach, specifically the discounted cash flow method, to determine the fair value of the dental reconstructive, spine & bone healing and Europe reporting units (“Impaired Reporting Units”) and the associated amount of the impairment charges. This approach calculates fair value by estimating the after-tax cash flows attributable to a reporting unit and then discounting these after-tax cash flows to a present value using a risk-adjusted discount rate. This methodology is consistent with how the Company estimates the fair value of its reporting units during its annual goodwill and indefinite lived intangible asset impairment tests. In applying the income approach to calculate the fair value of the Impaired Reporting Units, the Company used assumptions about future revenue contributions and cost structures. In addition, the application of the income approach for both goodwill and intangibles requires judgment in determining a risk-adjusted discount rate at the reporting unit level. The Company based this determination on estimates of the weighted-average costs of capital of market participants. The Company performed a peer company analysis and considered the industry the weighted-average return on debt and equity from a market participant perspective.
To calculate the amount of the impairment charge related to the Impaired Reporting Units, the Company allocated the reporting unit’s fair value to all of its assets and liabilities, including certain unrecognized intangible assets, in order to determine the implied fair value of goodwill. This allocation process required judgment and the use of additional valuation assumptions in deriving the individual fair values of the Company’s Impaired Reporting Unit’s assets and liabilities as if the reporting units had been acquired in a business combination.
The Company determines the fair value of intangible assets using an income based approach to determine the fair value. The approach calculates fair value by estimating the after-tax cash flows attributable to the asset and then discounting these after-tax cash flows to a present value using a risk-adjusted discount rate. The calculated fair value is compared to the carrying value to determine if any impairment exists.
The Company also performed its annual assessment for impairment as of March 31, 2013 for all six reporting units. The Company utilized discount rates ranging from 9.3% to 11.1%. Based on the discount rate used in its most recent test for impairment, if the discount rate increased by 1% the fair value of the consolidated company could be lower by approximately $1.5 billion and a decrease in the discount rate of 1% results in an increase in fair value of $2.1 billion. The step one test also includes assumptions derived from competitor market capitalization and beta values as well as the twenty year Treasury bill rate as of March 31, 2013. The only reporting unit that failed step one and was required to complete a step two analysis was the Europe reporting unit.
The Company tested goodwill of the Europe reporting unit with a carrying value of $240.0 million and under step two recorded an impairment charge of $240.0 million to fully write off the goodwill. The Company tested the intangible assets of the Europe reporting unit and no impairment charges were necessary.
The Company tested goodwill of the dental reconstructive reporting unit with a carrying value of $299.2 million and under step two recorded an impairment charge of $233.0 million. The implied fair value of the goodwill of this reporting unit was $66.2 million. The Company tested definite-lived intangibles that failed step 1 with a carrying value of $180.0 million and under step two recorded an impairment charge of $82.9 million as the fair value of these definite-lived intangible assets was $97.1 million. The Company tested indefinite-lived intangibles with a carrying value of $39.7 million and under step two took an impairment charge of $11.5 million as the fair value of these indefinite-lived assets was $28.2 million. All of these fair values would be classified as Level 3 in the fair value hierarchy.
The estimates and assumptions underlying the fair value calculations used in the Company’s annual impairment tests are uncertain by their nature and can vary significantly from actual results. Factors that management must estimate include, but are not limited to, industry and market conditions, sales volume and pricing, raw material costs, capital expenditures, working capital changes, cost of capital, royalty rates and tax rates. These factors are especially difficult to predict when global financial markets are volatile. The estimates and assumptions used in its impairment tests are consistent with those the Company use in its internal planning. These estimates and assumptions may change from period to period. If the Company uses different estimates and assumptions in the future, future impairment charges may occur and could be material.
The Company has $66 million of goodwill at its dental reconstructive reporting unit that is at a higher risk of impairment as the difference between the carrying value and fair value of the reporting unit was estimated to be approximately 10% as of May 31, 2013. The Company uses the discounted cash flow model to value the reporting unit. The critical assumptions in the discounted cash flow model are revenues, operating margins and discount rate assumptions. These assumptions are developed by reporting unit management based on industry projections for the countries in which the reporting unit operates, as well as reporting unit specific facts. If the reporting unit were to experience sales declines in the U.S. market or be exposed to enhanced and sustained pricing and volume pressures in its international markets, there would be an increased risk of impairment of goodwill for the dental reporting unit.
The Company uses an accelerated method for amortizing customer relationship intangibles, as the value for those relationships is greater at the beginning of their life. The accelerated method was calculated using historical customer attrition rates. The remaining finite-lived intangibles are amortized on a straight line basis. The decrease in the net intangible asset balance is primarily due to the impairment charge described below and amortization, partially offset by the intangibles recorded related to the Trauma Acquisition, which is described in Note 2 – Acquisition.

The following tables summarize the changes in the carrying amount of goodwill:

(in millions)	May 31, 2013	May 31, 2012	May 31, 2011
Beginning of period	$4,114.4	$4,470.1	$4,707.5
Goodwill acquired	11.9	—	—
Currency translation	(52.4)	(63.8)	185.4
Impairment charge	(473.0)	(291.9)	(422.8)
End of period	$3,600.9	$4,114.4	$4,470.1

(in millions)	May 31, 2013	May 31, 2012	May 31, 2011
Gross carrying amount	$5,284.2	$5,324.7	$5,388.5
Accumulated impairment losses	(1,683.3)	(1,210.3)	(918.4)
Net carrying amount	$3,600.9	$4,114.4	$4,470.1

Intangible assets consist of the following at May 31, 2013 and 2012:

	May 31, 2013
(in millions)	Gross Carrying Amount	Impairment Charge	New Carrying Amount	Accumulated Amortization	Impairment Charge	Net Carrying Amount
Core technology	$1,772.6	$(39.0)	$1,733.6	$(481.1)	$4.1	$1,256.6
Completed technology	628.8	(48.5)	580.3	(254.9)	36.7	362.1
Product trade names	204.2	—	204.2	(65.9)	—	138.3
Customer relationships	2,429.5	(46.1)	2,383.4	(828.4)	9.9	1,564.9
Non-compete contracts	4.6	—	4.6	(3.8)	—	0.8
Sub-total	5,039.7	(133.6)	4,906.1	(1,634.1)	50.7	3,322.7
Corporate trade names	319.0	(11.5)	307.5	—	—	307.5
Total	$5,358.7	$(145.1)	$5,213.6	$(1,634.1)	$50.7	$3,630.2

	May 31, 2012
(in millions)	Gross Carrying Amount	Impairment Charge	New Carrying Amount	Accumulated Amortization	Impairment Charge	Net Carrying Amount
Core technology	$1,909.5	$(185.7)	$1,723.8	$(469.0)	$74.3	$1,329.1
Completed technology	610.6	—	610.6	(210.2)	—	400.4
Product trade names	189.9	—	189.9	(53.7)	—	136.2
Customer relationships	2,725.4	(306.8)	2,418.6	(871.9)	191.6	1,738.3
Non-compete contracts	4.6	—	4.6	(3.1)	—	1.5
Sub-total	5,440.0	(492.5)	4,947.5	(1,607.9)	265.9	3,605.5
Corporate trade names	336.2	(11.3)	324.9	—	—	324.9
Total	$5,776.2	$(503.8)	$5,272.4	$(1,607.9)	$265.9	$3,930.4

The weighted average useful life of the intangibles at May 31, 2013 is as follows:

Weighted Average Useful Life
Core technology	16 Years
Completed technology	10 Years
Product trade names	14 Years
Customer relationships	15 Years
Non-compete contracts	2 Years
Corporate trade names	Indefinite life

Expected amortization expense, for the intangible assets stated above, for the years ending May 31, 2014 through 2018 is $295.8 million, $278.6 million, $270.5 million, $265.9 million, and $247.9 million, respectively.